Exhibit 10.2

NAIDICH WURMAN BIRNBAUM & MADAY, LLP

Attorneys at Law

80 Cuttermill Road, Suite 410

Great Neck, New York 11021

Telephone (516) 498-2900

Facsimile (516) 466-3555

Richard S. Naidich	Mark Birnbaum
Kenneth H. Wurman	Bernard S. Feldman
Ronald C. Maday (Ret.)	Robert P. Johnson
_________	Of Counsel
Judah A. Eisner

December 2, 2013

Players Network

1771 E. Flamingo Road – Suite 201-A

Las Vegas, NV 89119

Att:	Mark Bradley, Chief Executive Officer

Re: Asher Enterprises, Inc. with Players Network

Dear Mr. Bradley:

As you are aware, this office represents Asher Enterprises, Inc. (“Asher”) in connection with a Promissory Note in the principal amount of $42,500.00 dated February 19, 2013 and which evidenced a loan from Asher to your company, Players Network.

On November 26, 2013 Asher received your wire in the amount of $45,070.98 which successfully paid off the balance of the Note. In furtherance thereof enclosed please find the

Original Note.

I wish to take this opportunity to thank you for allowing both this office and Asher to be of service to you.

Very truly yours,

/s/ Judah A. Eisner

Judah A. Eisner